SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                            SONOMAWEST HOLDINGS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     0-11.

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


                                   SONOMAWEST
                                  HOLDINGS INC
                  2064 HIGHWAY 116 NORTH o SEBASTOPOL, CA 95472
                    PH: (707) 824-2001 o FAX: (707) 829-4630

                           --------------------------

                           NOTICE OF ANNUAL MEETING OF
                        SHAREHOLDERS AND PROXY STATEMENT

                                October 30, 2002

                           ---------------------------


To the Shareholders of SonomaWest Holdings, Inc.:

         Notice is hereby given that the Annual Meeting of the Shareholders of SonomaWest Holdings, Inc. (the "Company") will be held on Wednesday, October 30, 2002 at 10:00 a.m., local time, at 333 Bush Street, 17th Floor, San Francisco, California 94104 for the following purposes:

          1. To elect four directors to serve until the 2003 Annual Meeting of Shareholders or until their respective successors are elected and qualified.

          2.   To approve the SonomaWest Holdings, Inc. 2002 Stock Incentive
               Plan.

          3. To approve the appointment of Grant Thornton LLP as independent auditors for the fiscal year ending June 30, 2003.

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on September 13, 2002 are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.

         All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, we urge you to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder has returned a proxy.

                                          By Order of the Board of Directors,


                                          Matthew J. Ertman
                                          SECRETARY

Sebastopol, California
October 1, 2002

                                   SONOMAWEST
                                  HOLDINGS INC
                  2064 HIGHWAY 116 NORTH o SEBASTOPOL, CA 95472
                    PH: (707) 824-2001 o FAX: (707) 829-4630

                           --------------------------

                                 PROXY STATEMENT

                       For Annual Meeting of Shareholders
                         October 30, 2002, at 10:00 a.m.

INFORMATION CONCERNING VOTING AND SOLICITATION

GENERAL

         This Proxy Statement is furnished by the Board of Directors of SonomaWest Holdings, Inc. (the "Company") to solicit Shareholder proxies to be voted at the Annual Meeting of Shareholders to be held on Wednesday, October 30, 2002, at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at 333 Bush Street, 17th Floor, San Francisco, California.

         The mailing of these proxy solicitation materials and the Company's Annual Report to Shareholders for the year ended June 30, 2002 commenced on or about October 1, 2002.

VOTING

         The Board of Directors has fixed the close of business on September 13, 2002 as the Record Date for the determination of Shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. At the Record Date 1,104,783 shares of the Company's common stock were issued and outstanding, and no shares of any other class of stock were outstanding.

         Each Shareholder on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting, except for the election of Directors. In the election of Directors, Shareholders have cumulative voting rights, which means that each Shareholder is entitled to a number of votes equal to the number of his or her shares multiplied by the number of Directors to be elected (four). A Shareholder may cast all of his or her votes for a single candidate, or may distribute votes among as many candidates as he or she may see fit. No Shareholder may cumulate votes for a candidate, however, unless the name(s) of the candidate(s) have been placed in nomination prior to the voting and the Shareholder has given notice at the Meeting, prior to the voting, of the intention to cumulate votes. If one Shareholder has already given such a notice, all Shareholders may cumulate their votes for candidates in nomination without further notice.

         The inspector of election appointed for the meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Each proxy received without specific directions indicated thereon will be voted FOR the election of the nominees named in this proxy statement, or as many of such nominees as may be elected as directors of the Company, FOR approval of the SonomaWest Holdings, Inc. 2002 Stock Incentive Plan, and FOR approval of the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ended June 30, 2003. Abstentions will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. All properly executed proxies that are not revoked will be voted at the meeting in accordance with the instructions contained therein.

REVOCABILITY OF PROXIES

         Any person giving a proxy in the form accompanying this statement has the power to revoke such proxy at any time before it is voted. The proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office a written notice of revocation or a duly executed proxy bearing a later date, or by filing written notice of revocation with the secretary of the meeting prior to the voting of the proxy, or by attending the meeting and voting in person.

SOLICITATION

         The Company will bear the entire cost of solicitation, including preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy card, and any additional material furnished to Shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Proposals of Shareholders that are intended to be presented at the Company's 2003 Annual Meeting of Shareholders must be received by the Company no later than June 7, 2003 in order to be included in the proxy statement and proxy relating to that meeting. Shareholders wishing to present a proposal in person must give the Company written notice of their proposal no later than August 21, 2003.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         At the Annual Meeting, four Directors are to be elected by the Shareholders to serve until the next Annual Meeting or until the election and qualification of their successors. The Board's proxy holders (named on the enclosed Proxy card) intend to vote all shares for which proxies are granted to elect the four nominees selected by the Company's Board of Directors and intend to vote such shares cumulatively if necessary to elect some or all of such nominees.

         If any of the Board's nominees refuses or is unable to serve as a Director (which is not now anticipated), the Board's proxy holders intend to nominate and vote for such other person(s) as they believe will best serve the interests of the Company. Any Shareholder may nominate a candidate for Director from the floor at the Meeting. Such nominee must consent to serve, if elected, prior to voting on his or her name. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

         The four nominees for Director who receive the most affirmative votes will be elected Directors. Votes withheld shall have no effect on the election result, though applicable securities laws and regulations may require that the number of such votes subsequently be disclosed to the Company's Shareholders under certain circumstances.

             MANAGEMENT RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES
                            FOR DIRECTOR NAMED BELOW

NOMINEES

         The table below indicates the respective nominee's position with the Company, age, and year in which he first became a Director.

NAME                     AGE     POSITION WITH THE COMPANY      DIRECTOR SINCE
----                     ---     -------------------------      --------------
David J. Bugatto          38     Director                            2001
Gary L. Hess              50     Director                            1996
Roger S. Mertz            58     Chairman of the Board               1993
Fredric Selinger          63     Director                            1999

         Each of the nominees, directors and named current executive officers of the Company has been engaged in the principal occupations set forth below during the past five (5) years.

         DAVID J. BUGATTO, Director. Mr. Bugatto is President and Chief Executive Officer of Alleghany Properties, Inc. ("API") and Sacramento Properties Holdings Inc. ("SPHI") (real estate investments) which are subsidiaries of Alleghany Corporation, a publicly traded corporation on the NYSE. Mr. Bugatto is also a Director of both API and SPHI.

         GARY L. HESS, Director. Mr. Hess served as President and Chief Executive Officer of the Company from May 1, 1996 until October 31, 2001, and Chief Financial Officer from June 14, 1999 until October 31, 2001. Prior thereto he was a Senior Vice President of Dole Food Company, Inc. (fresh and processed fruit) (1993-1996); President of Cadace Enterprises, Inc. (water conservation products) and The Marketing Partnership 1992-1993; and Director of Marketing, E. & J. Gallo Winery (wine and distilled spirits) (1987-1992).

         ROGER S. MERTZ, Chairman of the Board. Mr. Mertz was appointed Chairman of the Board on October 31, 2001. In accordance with Section 312 of the California General Corporation Law, since the Company has no individual serving as President, Mr. Mertz is deemed the Company's Chief Executive Officer and serves in that capacity. Mr. Mertz is an attorney-at-law. He is a partner of the California law firm of Allen Matkins Leck Gamble & Mallory LLP. Prior to October 1999, Mr. Mertz was a partner of the San Francisco, California law firm of Severson & Werson.

         FREDRIC SELINGER, Director. Mr. Selinger is Senior Managing Director of Corporate Finance of Sutter Securities, Incorporated (private investment banking and consulting). Prior to March 1995, Mr. Selinger was Managing Director of Jackson Square Capital Corp. (private investment banking and consulting).

         THOMAS R. EAKIN, Chief Financial Officer. Mr. Eakin, age 48, has served as the Company's Chief Financial Officer since October 31, 2001 and also served in such capacity from March 1987 to April 1999. Mr. Eakin served as the Company's Controller from December 1983 to February 1987. Since July 2000,

Mr. Eakin has also owned, managed and served as a consultant for Eakin Consulting. From April 1999 to June 2000, Mr. Eakin served as Chief Financial Officer for Associated Vintage Group, a custom wine producer in Graton, California.

BOARD COMMITTEES AND MEETINGS

         The Board of Directors met 9 times during the fiscal year ending June 30, 2002 and no director attended fewer than 75% of the meetings of the Board of Directors or its committees upon which such Director served. The Company's Board of Directors has authorized two standing committees.

         COMPENSATION COMMITTEE. The functions of the Compensation Committee are to develop and recommend to the full Board compensation arrangements, including bonuses, and stock options for executive officers and other key employees, and fee arrangements for outsourced management; to advise the chief executive officer on policy matters concerning officers' compensation; and to administer the 2002 Stock Incentive Plan and the 1996 Stock Option Plan, as amended. The members of the committee are Messrs. Bugatto, Hess (Chairman) and Selinger. The Compensation Committee held one meeting during the fiscal year.

         AUDIT COMMITTEE. The function of the Audit Committee is to recommend to the full Board the accounting firm to be retained as the Company's independent auditors and the price to be paid to the firm, and to consult with the auditors regarding the plan of audit, the results of the audit and the audit report, and the adequacy of internal accounting controls. The members of the committee currently are Messrs. Hess (from October 31, 2001), Selinger (Chairman) and Bugatto. The Audit Committee held two meetings during the fiscal year.

         The full Board acts as the nominating committee for the Directors of the Company.

COMPENSATION OF DIRECTORS

         DIRECTOR COMPENSATION. Directors receive $900 per quarter for serving as Directors, $600 for each Board or committee meeting attended, and $400 for each telephonic Board meeting. Directors' fees paid by the Company during fiscal year 2002 totaled $27,000. In connection with their services to the Company, on July 17, 2001, Messrs. Mertz and Selinger received a fully vested, non-qualified stock option grant to purchase 5,000 shares of the Company's Common Stock at $
7.48 per share and Mr. Bugatto received a fully vested, non-qualified stock option grant to purchase 10,000 shares of the Company's Common Stock at $7.48 per share.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following tables, based in part upon information supplied by officers, directors and principal Shareholders, set forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of September 13, 2002, by (i) each beneficial owner of more than 5% of the Company's Common Stock, (ii) the Company's Chief Executive Officer and each of the four other most highly compensated executive officers whose aggregate compensation exceeded $100,000 for the fiscal year ended June 30, 2002 (collectively, the "Named Executive Officers"), (iii) each director of the Company, and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Voting power is the power to vote or direct the voting of securities, and investment power is the power to dispose of or direct the disposition of securities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                    SHARES OF COMMON STOCK BENEFICIALLY OWNED(a)
                                    --------------------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER       NUMBER                 PERCENT
------------------------------------     ----------               -------
Craig R. Stapleton                       317,852(b)               28.51%
135 E. Putnam Avenue
Greenwich, CT  06830

Gary L. Hess                             125,893(c)               11.25%
2064 Highway 116, North
Sebastopol, CA  95472

Wendy W. Stapleton                        71,165(d)                6.44%
135 E. Putnam Avenue
Greenwich, CT  06830

(a) Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the Company. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of September 13, 2002 are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 1,104,783 shares of common stock outstanding as of September 13, 2002.

(b) Includes 291,159 shares owned directly by Mr. Stapleton or trusts for the benefit of Mr. Stapleton, 10,000 shares issuable upon the exercise of stock options and 26,693 shares owned by Mr. Stapleton's wife to which Mr. Stapleton disclaims any beneficial interest.

(c) Includes 111,419 shares owned directly and 14,474 shares issuable upon the exercise of stock options.

(d)  Wendy W. Stapleton is the daughter of Craig R. Stapleton.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The table below presents the security ownership of the Company's Directors, Named Executive Officers, and all directors and executive officers as a group as of September 13, 2002.

                                               SHARES BENEFICIALLY OWNED(a)
                                               ----------------------------
NAME OF BENEFICIAL OWNER                           NUMBER        PERCENT
------------------------                           ------        -------
Gary L. Hess                                     125,893(b)       11.25%
Roger S. Mertz                                    49,610(c)        4.42%
Fredric Selinger                                  17,000(d)        1.52%
David J. Bugatto                                  15,000(e)        1.34%
-------------------------------------------
All directors and executive officers as a
group                                            208,003          17.83%
-------------------------------------------

*    Does not exceed 1% of the referenced class of securities.

(a) Shares listed in this column include all shares held by the named individuals and all directors and executive officers as a group in their own names and in street name. Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the Company. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of September 13, 2002 are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 1,104,783 shares of common stock outstanding as of September 13, 2002.

(b) Includes 111,419 shares owned directly and 14,474 shares issuable upon the exercise of stock options.

(c) Includes 29,955 shares owned directly, 17,500 shares issuable upon the exercise of stock options, and 2,155 shares held by Mr. Mertz as trustee and to which Mr. Mertz disclaims any beneficial interest.

(d) Includes 2,000 shares owned directly and 15,000 shares issuable upon the exercise of stock options.

(e)  Includes 15,000 shares issuable upon the exercise of stock options.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION OF NAMED EXECUTIVES

         The Summary Compensation Table shows certain compensation information for the Chief Executive Officer and each of the four other most highly compensated executive officers whose aggregate compensation exceeded $100,000 for the fiscal year ended June 30, 2002 (collectively, the "Named Executive Officers"). Compensation data is shown for the fiscal years ended June 30, 2002, 2001, and 2000. This information includes the dollar value of base salaries, bonus awards, the number of SARs granted, and certain other compensation, if any, whether paid or deferred.

                          SUMMARY COMPENSATION TABLE(a)

                                                                        Long Term
                                                                       Compensation
                                           Annual Compensation            Awards
                                          ----------------------          ------            All Other
Name                              Year    Salary($)     Bonus($)      Options/SARs(#)    Compensation($)
----                              ----    ---------     --------      ---------------    ---------------
Roger S. Mertz(b)                 2002           --          --            5,000                 --
Chief Executive Officer           2001           --          --               --                 --
                                  2000           --          --               --                 --

Gary L. Hess(c)                   2002     $ 31,814          --               --          $ 185,642(d)
President and Chief Executive     2001     $176,004          --               --          $  15,455(e)
Officer                           2000     $176,016     $17,600               --          $  21,724(f)

(a) Amounts shown include cash and non-cash compensation earned with respect to the year shown above.
(b) In accordance with Section 312 of the California General Corporation Law, since the Company has no individual serving as President, Mr. Mertz is deemed the Company's Chief Executive Officer and serves in that capacity. Mr. Mertz is not compensated for services as an officer. Mr. Mertz receives only the quarterly and per meeting director fees and option grants that are granted to Mr. Mertz in connection with his services as Chairman of the Board. During fiscal year 2002, Mr. Mertz received a total of $7,500 in director fees and a fully vested non-qualified stock option grant to purchase 5,000 shares of the Company's Common Stock at $7.48 per share.
(c) Effective October 31, 2001, Mr. Hess resigned as President, Chief Executive Officer and Chief Financial Officer of the Company.
(d) In accordance with a Separation Agreement dated July 17, 2001, Mr. Hess was paid $3,053 per month for his services as part-time President and Chief Financial Officer from September 1, 2001 until October 31, 2001, and effective September 1, 2001 through January 2004, Mr. Hess receives $12,500 per month as a severance fee. Under the Separation Agreement, Mr. Hess also receives commissions on sales of Perma-Pak finished goods inventory, production equipment and intellectual property. During fiscal 2002, Mr. Hess received a total of $137,500 in severance fees, $8,844 in commissions, $30,906 for accrued vacation, $1,440 in car allowance payments, $3,052 in 401(k) plan contributions and $3,900 in director fees.
(e) The Company contributed $8,255 with respect to the 401(k) plan and a $7,200 car allowance.
(f) The Company contributed $14,084 with respect to the 401(k) plan, $428 for a life insurance benefit, $12 for a group term life insurance payment, and a $7,200 car allowance.

INCENTIVE AND REMUNERATION PLANS

STOCK OPTION PLANS

1996 STOCK OPTION PLAN, AS AMENDED

         The Company's 1996 Stock Option Plan, (the "1996 Plan") which was approved by the Shareholders at the 1996 Annual Meeting, is intended to advance the interests of the Company by inducing persons of outstanding ability and potential to join and remain with the Company by enabling them to acquire proprietary interest in the Company. The 1996 Plan was adopted for the principal purpose of assisting the Company in recruiting a new President and Chief Executive Officer of the Company. An amendment to the 1996 Plan increasing the number of shares available for issuance under the 1996 Plan to 275,000 was approved by the shareholders at the 1999 Annual Meeting. A total 25,000 options were granted under the 1996 Plan in fiscal year 2002. As of September 13, 2002, options to purchase 268,574 shares have been issued under the 1996 Plan. As of September 13, 2002, 142,026 shares remain available under the 1996 Plan for future issuance, while options to purchase a total of 52,274 shares remain outstanding.

         If Proposal 2 is approved at the Annual Meeting, no further options will be granted under the 1996 Plan and all future option grants will be made under the new 2002 Stock Incentive Plan. Please see Proposal 2 for a full description of the 2002 Stock Incentive Plan.

         GENERAL. The 1996 Plan provides for the granting of two types of options: "incentive stock options" and "non-qualified stock options." The incentive stock options only are intended to qualify as "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended. The 1996 Plan is not qualified under Section 401(a) of the Internal Revenue Code nor is it subject to the provisions of ERISA. Options may be granted under the 1996 Plan to all key employees and to non-employee consultants of the Company; provided, however, that incentive stock options may only be granted to employees and not to any non-employee consultants.

         ADMINISTRATION. The Company's Compensation Committee administers the 1996 Plan. Subject to the terms of the 1996 Plan, the Compensation Committee has the power to grant options, determine the option price and term of each option, and the persons to whom and the time or times at which options shall be granted.

         OPTION TERMS. The maximum term of each option is ten years. Options granted under the 1996 Plan generally terminate three months after the optionee ceases to be employed by the Company, a parent or subsidiary, except if termination is due to the employee's permanent and total disability, in which event the option may be exercised within a year of termination. In the event of the employee's death, the employee's estate has 12 months to exercise the option.

         CHANGES IN STOCK AND EFFECT OF CERTAIN CORPORATE EVENTS. If there is any change in the Common Stock subject to the 1996 Plan or subject to any option granted under the 1996 Plan, whether through merger, consolidation, reorganization, recapitalization, dividend or otherwise, the 1996 Plan provides that an appropriate adjustment be made by the Committee to the aggregate number of shares subject to the 1996 Plan and the number of shares and the price per share of stock subject to the outstanding options. In the event of dissolution, liquidation or specified types of merger of the Company, the options granted under the 1996 Plan terminate unless the surviving entity assumes the outstanding options or substitutes similar options.

         AMENDMENT AND TERMINATION. The Board of Directors may amend or terminate the 1996 Plan at any time, except that any amendment which would (i) materially increase the benefits accruing to participants, or (ii) materially modify the eligibility requirements will only be effective if approved by the Company's Shareholders within 12 months before or after adoption. Unless terminated earlier, the Option Plan will terminate on March 15, 2006.

         FEDERAL INCOME TAX CONSEQUENCES. Incentive stock options granted under the 1996 Plan are intended to be eligible for the favorable income tax treatment accorded incentive stock options under Section 422 of the Internal Revenue Code. Non-qualified stock options granted under the 1996 Plan are subject to federal income tax treatment pursuant to rules governing options that are not incentive stock options.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information with respect to stock options granted from July 1, 2001 to June 30, 2002 to the Named Executive Officers under the 1996 Plan.

                            Number of     Percent of
                           Securities   Total Options
                           Underlying     Granted to                                     Grant Date
                            Options     Employees in      Per Share       Expiration   Present Dollar
Name                        Granted      Fiscal Year    Exercise Price       Date         Value (a)
----                       ----------   --------------  --------------    ----------   --------------
Roger S. Mertz               5,000           20%             $7.48         07/16/11        $37,400
   Chief Executive
   Officer(b)

Gary L. Hess                   --            --               --             --              --
   President and Chief
   Executive Officer(c)

----------
(a) Dollar value does not represent potential realizable value to the optionee, but was computed by multiplying the number of shares by the price of the last reported sale of the Company's Common Stock on the Nasdaq SmallCap Market on the date grants were approved by the Board of Directors.
(b) On July 17, 2001, Mr. Mertz received a fully vested, non-qualified stock option grant to purchase 5,000 shares of the Company's Common Stock at an exercise price of $7.48 per share, for services rendered as a director of the Company.
(c) Effective October 31, 2001, Mr. Hess resigned as President, Chief Executive Officer and Chief Financial Officer of the Company.

OPTION EXERCISES AND HOLDINGS

         The following table provides information with respect to option exercises from July 1, 2001 to June 30, 2002, by the Named Executive Officers and the value of such officers' unexercised options at June 30, 2002.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                             Number of Shares
                                                          Underlying Unexercised           Value of Unexercised
                                                                Options at                In-the-Money Options at
                                                            Fiscal Year-End (#)           Fiscal Year-End ($)(a)
                                                        ---------------------------     ---------------------------
                       Shares Acquired      Value
Name                   On Exercise (#)   Realized ($)   Exercisable   Unexercisable     Exercisable   Unexercisable
----                   ---------------   ------------   -----------   -------------     -----------   -------------
Roger S. Mertz                  --              --        10,000                --         $17,600              --
    Chief Executive
    Officer

Gary L. Hess                80,000        $192,000(c)      9,474                --         $28,422              --
    President and
    Chief Executive
    Officer(b)

----------
(a) Market value of unexercised options was determined by multiplying the number of unexercised options by the difference between the price of the last reported sale of the Company's Common Stock on the NASDAQ SmallCap Market of $8.00 per share on June 28, 2002 (the last trading day for fiscal
     2002), and the exercise price of such unexercised options.
(b) Effective October 31, 2001, Mr. Hess resigned as President, Chief Executive Officer and Chief Financial Officer of the Company.
(c) Value was determined by multiplying the 80,000 shares acquired on exercise by the difference between the price of the last reported sale of the Company's Common Stock on the NASDAQ SmallCap Market of $7.40 per share on the date of exercise and the exercise price of $5.00 per share.

EQUITY COMPENSATION PLAN INFORMATION

         The following table summarizes share and exercise information about our equity compensation plans as of September 13, 2002.

                                                                                              Number of Securities
                                             Number of Securities                           Remaining Available for
                                              to be Issued Upon       Weighted-Average       Future Issuance Under
                                                 Exercise of          Exercise Price of    Equity Compensation Plans
                                             Outstanding Options,   Outstanding Options,     (excluding securities
Plan Category                                Warrants and Rights     Warrants and Rights    included in 1st column)
-------------                                --------------------   --------------------   -------------------------
Equity Compensation Plans Approved by
Security Holders
         1996 STOCK OPTION PLAN:                    52,274                  $6.31                   142,026

Equity Compensation Plans Not Approved by
Security Holders
         2002 STOCK INCENTIVE PLAN:                 24,200                  $7.20                    50,800
                                               ----------------        ---------------          -----------

Total                                               76,474                  $6.59                   192,826

         Please see the discussion set forth below under Proposal 2 for a description of the material terms of the 2002 Stock Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SEPARATION AGREEMENT BETWEEN THE COMPANY AND GARY L. HESS

         On July 17, 2001 the Company entered into a separation agreement in principle, which was thereafter executed, with its former President and Chief Executive Officer, Gary L. Hess, replacing Mr. Hess' then existing employment agreement. Pursuant to the separation agreement, Mr. Hess continued as President and Chief Executive Officer, first on a full-time basis and then on a part-time basis, through October 31, 2001. Effective September 2001, the Company began paying separation payments to Mr. Hess in the amount of $12,500 monthly for 29 months, replacing all payment obligations under his prior employment agreement. As part of the separation agreement, Mr. Hess was given until January 29, 2002 to decide whether to extend the period within which he was eligible to exercise the stock options previously granted to him. On January 28, 2002, Mr. Hess elected to exercise his option to purchase 80,000 shares of his total outstanding options of 89,474 shares and to extend the termination date on his option to purchase the remaining 9,474 shares, through the last date of the severance period (January 31, 2004). As part of the separation agreement, the Company agreed to loan Mr. Hess up to $447,370 to allow Mr. Hess to exercise the aforementioned options. Mr. Hess elected to borrow the money to purchase the 80,000 shares from the Company. The note dated January 28, 2002 in the amount of $400,000, bears interest at the Applicable Federal Rate (AFR) for loans of three years or less on the date of the note (the AFR at January 28, 2002 was 2.73%), payable quarterly. The note is payable on August 1, 2004. The note is full recourse, secured by the stock certificates and evidenced in the form of a loan and security agreement. The largest aggregate amount of principal and interest owing under the note since issuance was $403,650 on July 31, 2002. The aggregate principal and interest owing under the note as of September 13, 2002 was $402,244.

         The Company also granted to Mr. Hess the following two alternative options regarding the business property and operations of Perma-Pak: (1) from July 17, 2001 through December 31, 2002, the Company will designate Mr. Hess the exclusive representative to sell any of the remaining Perma-Pak finished goods inventory, production equipment and intellectual property; or (2) from July 17, 2001 through December 31, 2002, Mr. Hess may purchase the Perma-Pak business, including all then existing Perma-Pak finished goods inventory, production equipment and intellectual property for a purchase price of $250,000. If Mr. Hess chooses the first option, Mr. Hess would receive a commission of 7% of the net purchase price for the first $250,000 received by the Company from sales and 50% commission of the net purchase price received by the Company from sales above the initial $250,000. Mr. Hess remains a member of the Company's Board of Directors.

CONSULTING AGREEMENT BETWEEN GARY L. HESS AND TREE TOP, INC.

         As part of the Company's asset sale of its apple product lines to Tree Top, Inc., Gary L. Hess entered into a three-year consulting and non-competition agreement with Tree Top as of June 17, 1999. The consulting agreement provided for payments to Mr. Hess in the amount of $833 per month in return for consulting and advisory services concerning the product lines sold to Tree Top. During the term of the agreement, Mr. Hess agreed not to directly or indirectly own, manage, control, participate in, perform services for or otherwise carry on a business competitive with the apple product lines anywhere in the world. The consulting and non-competition agreement expired on June 16, 2002.

RELATIONSHIP BETWEEN THE COMPANY, ALLEN MATKINS AND ROGER S. MERTZ

         During fiscal year 2002 the Company engaged Allen Matkins Leck Gamble & Mallory LLP ("Allen Matkins") as its legal counsel. Roger S. Mertz, Chairman of the Board, is a partner at Allen Matkins. During 2002, 2001 and 2000, the Company incurred $186,000, $214,000 and $271,000 respectively, for legal services from this firm and from another firm of which Mr. Mertz was a partner prior to October 16, 1999.

CONSULTING AGREEMENT BETWEEN THE COMPANY AND THOMAS R. EAKIN

         On July 1, 2002, the Company entered into a Consulting Agreement with Thomas R. Eakin, Chief Financial Officer. The agreement replaced the former consulting agreement between Mr. Eakin and the Company which terminated by its terms on June 30, 2002. Under the new agreement, Mr. Eakin will provide financial management and accounting services to the Company for which he is compensated at an hourly billing rate of $110 per hour, plus expenses.

CONSULTING AGREEMENT BETWEEN THE COMPANY AND DAVID J. BUGATTO

         On July 17, 2001, the Company entered into a Consulting Agreement with David J. Bugatto, a Director. Pursuant to the agreement Mr. Bugatto will provide consulting services to the Company in connection with its real estate business for a monthly fee of $2,500. The agreement is retroactive to April 1, 2001. In addition, in the event that either of the Company's Sonoma County properties are sold during the term of the agreement, Mr. Bugatto would be paid a fee of 2-1/2% of the sales price if no broker commission is involved and 1-1/4% of the sales price if a broker is involved in the sale. In the event that either property is refinanced during the term of the agreement, Mr. Bugatto will be paid a fee equal to 1% of the amount of the proceeds by the Company in excess of its current debt. The agreement is effective until the earlier of its termination by either party or December 31, 2003.

                          COMPENSATION COMMITTEE REPORT

         This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist Shareholders in understanding the Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and other executive officers. The Committee, made up of non-employee Directors, is responsible for establishing and administering the Company's executive compensation program.

         In accordance with the Company's strategy of reducing operating expenses, particularly expenses related to being a public reporting company, the Company has outsourced virtually all of its management functions. As a result, the Company's current compensation strategy is to make sure that the fees it pays for outsourced services are fair and reasonable.

         The executive compensation policy set forth below was used in determining the compensation to be paid to the Company's executive officers, who served in such capacity during fiscal 2001. Because of the outsourcing of the Company's management, the policy is no longer relevant for determining the compensation of current management.

FORMER EXECUTIVE COMPENSATION POLICY

         During fiscal 2001, the Company's executive compensation program was designed to motivate, reward, and retain the management talent needed to achieve its business objectives and maintain its competitiveness during the Company's strategic reorientation to a real estate investment and management business. It did this by utilizing competitive base salaries that rewarded exceptional performance and accomplishments that contributed to the Company's success.

FORMER COMPENSATION PHILOSOPHY AND OBJECTIVE

         The philosophical basis of the compensation program was to pay for performance and the level of responsibility of an individual's position. Compensation decisions for all executives, including the Named Executive Officers, was based on the same criteria. These included quantitative factors that reflected improvements in the Company's short and long-term financial performance, such as stock price, earnings and revenues, as well as qualitative factors which reflected the strength of the Company over the long term, such as initiative, business judgment, technical expertise, and management skills.

CURRENT KEY ELEMENTS OF EXECUTIVE COMPENSATION

         Currently, the outsourced management of the Company is compensated through consulting fees and long term incentives.

         CONSULTING FEES. Consulting fees paid to outsourced management are reviewed annually by the Compensation Committee to determine whether they are fair and reasonable on the basis of the services provided and whether the fees charged for such services are consistent with those charged by competitors.

         LONG-TERM INCENTIVES. Long-term incentive awards provided by shareholder approved compensation programs are designed to develop and maintain strong management through share appreciation awards and to tie compensation to the success of the Company as reflected in its stock price. The 1996 Stock Option Plan, as amended, provides for the granting to key employees and non-employee consultants of incentive stock options, which promotes the long-term interests of the Company's shareholders. Following shareholder approval of the new 2002 Stock Incentive Plan, no further options will be granted under the 1996 Stock Option Plan. The new 2002 Stock Incentive Plan, as amended, will replace the 1996 Stock Option Plan, and provide for the granting to officers, employees, Board members and consultants of incentive stock options, which will promote the long-term interests of the Company's shareholders.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         In accordance with Section 312 of the California General Corporation Law, since the Company has no individual serving as President, Mr. Mertz is deemed the Company's Chief Executive Officer and serves in that capacity. Mr. Mertz is not compensated for services as Chief Executive Officer. Mr. Mertz receives only the quarterly and per meeting director fees and option grants that are granted to Mr. Mertz in connection with his services as Chairman of the Board.

COMPENSATION OF THE FORMER CHIEF EXECUTIVE OFFICER

         Gary L. Hess served as Chief Executive Officer from May 1, 1996 until October 31, 2001. During the period beginning July 1, 2001 through October 31, 2001, Mr. Hess' base salary was $14,667 per month. Effective September 2001, the Company began paying separation payments to Mr. Hess in the amount of $12,500 monthly for 29 months, replacing all payment obligations under his prior employment agreement. During fiscal year 2002, Mr. Hess received a total of $3,052 as a contribution to the Company's 401(k) plan and Profit Sharing Plan (terminated effective December 31, 2001). Mr. Hess' compensation was determined in a manner described above. The Committee believes Mr. Hess' total compensation package was appropriate for Mr. Hess' level of responsibility and was well within competitive practice. The Committee also believes the compensation was appropriate to the Company's financial performance during the year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         For the fiscal year ended June 30, 2002, the Compensation Committee consisted of Messrs. Bugatto, Mertz (resigned October 31, 2001), Hess (appointed October 31, 2001) and Selinger. With the exception of Mr. Hess and Mr. Mertz, no members of the Compensation Committee were employees of the Company during the fiscal year ended June 30, 2002. Mr. Hess served as President and Chief Executive Officer of the Company from May 1, 1996 until October 31, 2001, and Chief Financial Officer from June 14, 1999 until October 31, 2001. Upon Mr. Hess' resignation as President, Chief Executive Officer and Chief Financial Officer, he was appointed to the Compensation Committee to fill the vacancy created by Mr. Mertz who resigned from the committee on October 31, 2001, in connection with Mr. Mertz' appointment as Chairman of the Board and Chief Executive Officer of the Company. At no time did Mr. Hess or Mr. Mertz serve on the Compensation Committee while they were employed as an officer of the Company. In accordance with Section 312 of the California General Corporation Law, since the Company has no individual serving as President, Mr. Mertz is deemed the Company's Chief Executive Officer and serves in that capacity. Mr. Mertz is not compensated for services as Chief Executive Officer. As noted in the Section above entitled "Certain Relationships and Related Transactions," Mr. Hess receives separation payments from the Company pursuant to a separation agreement and was issued a promissory note by the Company in connection with the exercise of stock options.

Compensation Committee:
    David J. Bugatto
    Gary L. Hess
    Fredric Selinger

                          SHARE INVESTMENT PERFORMANCE

         The following graph compares the total return performance of the Company for the periods indicated with the performance of the Russell 2000 Index and the performance of a Peer Index comprised of the publicly traded stocks of Crescent Operating Inc., Focal Corp., Monmouth Capital Corp., National Properties Corp., Regency Equities Corp., Tower Properties Co., and SonomaWest Holdings, Inc. The Company's shares are traded over-the-counter on the NASDAQ SmallCap Market under the symbol "SWHI". Two of the companies in the Peer Group have market capitalizations greater than the Company and four have market capitalizations less than the Company. The Russell 2000 Index is comprised of the publicly traded stocks of the 2,000 smallest companies included in the Russell 3,000 Index, which includes the publicly traded stocks of the 3,000 largest companies. The total return indices reflect reinvested dividends and are weighted on a market capitalization basis at the time of each reported data point.

PERFORMANCE GRAPH

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
            AMONG SONOMA WEST HOLDINGS, INC., THE RUSSELL 2000 INDEX
                                AND A PEER GROUP

        [DATA BELOW ARE REPRESENTED IN A CHART IN THE ORIGINAL DOCUMENT]

* $100 invested on 6/30/97 in stock or index--including reinvestment of dividends. Fiscal year ending June 30.

Year (June 30)              1997    1998      1999     2000      2001       2002
--------------              ----    ----      ----     ----      ----       ----
SonomaWest Holdings, Inc.   100    164.10    200.00   125.64    144.00    164.10
Russell 2000                100    116.51    118.26   135.19    136.08    124.28
Peer Group                  100    138.20     76.87    41.18     42.26     31.56

                                   PROPOSAL 2

                      APPROVAL OF SONOMAWEST HOLDINGS, INC.
                            2002 STOCK INCENTIVE PLAN

INTRODUCTION

         On July 31, 2002, the Board of Directors approved the SonomaWest Holdings, Inc. 2002 Stock Incentive Plan (the "2002 Plan"), a copy of which is attached as Appendix A. The 2002 Plan will serve as the successor program to the 1996 Plan. Adoption of the 2002 Plan is intended to reduce the number of shares reserved for stock option grants to a number which better matches the current capitalization of the Company. As of September 13, 2002, 142,026 shares of Common Stock were available for issuance under the 1996 Plan and options to purchase 52,274 shares were outstanding. Since the inception of the 1996 Plan, 80,700 shares of Common Stock have been issued upon the exercise of options granted under the 1996 Plan at an average exercise price per share of $5.03. The adoption of the 2002 Plan will reduce the total shares available for future stock option grants to 75,000 shares.

         The Board of Directors believes that the 2002 Plan will benefit the Company and its shareholders by providing incentive based compensation and will encourage officers, directors, consultants and other key employees of the Company and its affiliates to attain high performance and encourage stock ownership in the Company. Currently, the Company has one stock-based incentive program, the 1996 Plan, by which the Board may grant incentive and nonqualified stock options to key employees and non-employee consultants.

VOTE REQUIRED

         Shareholders are requested to approve the 2002 Plan. A majority of the votes cast on this proposal will be required to approve the 2002 Plan. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved. The Board of Directors recommends a vote "FOR" approval of the 2002 Plan.

DESCRIPTION OF THE 2002 PLAN

         INTRODUCTION

         The 2002 Plan was adopted by the Board of Directors on July 31, 2002 and, subject to Shareholder approval, will become effective on the date of adoption by the Board. At that time, all outstanding options under the 1996 Plan will continue to be governed by the terms of the 1996 Plan and the applicable grant notice and stock option agreement, and no further option grants will be made under the 1996 Plan.

         SHARE RESERVE

         The Board has authorized up to 75,000 shares of the Common Stock for issuance under the 2002 Plan. No participant in the 2002 Plan may be granted stock options, direct stock issuances and share right awards for more than 15,000 shares of common stock in total in any calendar year.

         PROGRAMS

         The 2002 Plan has two separate programs:

         - the discretionary option grant program, under which the plan administrator (currently the Board of Directors) may grant (i) non-statutory options to purchase shares of Common Stock to eligible individuals in the employ or service of the Company (including employees, officers, Board members and consultants) at an exercise price not less than 85% of the fair market value of those shares on the grant date and (ii) incentive stock options to purchase shares of Common Stock to eligible employees at an exercise price not less than 100% of the fair market value of those shares on the grant date; and

         - the stock issuance program, under which eligible individuals may be issued shares of Common Stock directly, upon the attainment of performance milestones or the completion of a specified period of service or as a bonus for past services.

         ELIGIBILITY

         The individuals eligible to participate in the 2002 Plan include officers and other employees, directors and consultants. The Company currently employs six employees and there are four directors and two officers that would be eligible to participate in the 2002 Plan.

         ADMINISTRATION

         The Board of Directors will administer the discretionary option grant and stock issuance programs. The Board of Directors will determine which eligible individuals are to receive option grants, stock issuances or share right awards under those programs, the time or times when the grants or issuances are to be made, the number of shares subject to each grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the federal tax laws, the vesting schedule to be in effect for the option grant, stock issuance or share right awards and the maximum term for which any granted option is to remain outstanding.

         PLAN FEATURES

         The 2002 Plan will include the following features:

         - The exercise price for any options granted under the 2002 Plan may be paid in cash or in shares of Company Common Stock valued at fair market value on the exercise date. Options may also be exercised through a same-day sale program without any cash outlay by the optionee.

         - The Board will have the authority to cancel outstanding options under the discretionary option grant program, in return for the grant of new options for the same or different number of option shares with an exercise price per share based upon the fair market value of the Common Stock on the new grant date.

         - Stock appreciation rights may be issued under the discretionary option grant program. These rights will provide the holders with the election to surrender their outstanding options for a payment equal to the fair market value of the shares subject to the surrendered options less the exercise price payable for those shares. Payment may be made in cash or in shares of Common Stock.

         CHANGE IN CONTROL

         The 2002 Plan will include the following change in control provisions that may result in the accelerated vesting of outstanding option grants and stock issuances:

         - In the event that we are acquired by merger or asset sale or a successful tender offer for more than fifty percent of our outstanding voting stock which the Board of Directors recommends that the Shareholders accept, each outstanding option under the discretionary option grant program which is not to be assumed by the successor corporation or otherwise continued in full force and effect will immediately become exercisable for all the option shares, and all outstanding unvested shares will immediately vest, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation.

         - The Board of Directors will have complete discretion to grant one or more options which will become exercisable for all the option shares in the event those options are assumed in the acquisition but the optionee's service with us or the acquiring entity is subsequently terminated. The vesting of any outstanding shares under the stock issuance program may be accelerated upon similar terms and conditions.

         - The Board of Directors may grant options and structure repurchase rights so that the shares subject to those options or repurchase rights will immediately vest in connection with a successful tender offer for more than twenty-five percent of our outstanding voting stock which the Board of Directors does not recommend that the Shareholders accept or a change in the majority of the Board through one or more contested elections. This accelerated vesting may occur either at the time of the transaction or upon the subsequent termination of the individual's service.

         - The Board of Directors will have complete discretion to determine that any one or more transactions do not constitute a change in control requiring accelerated vesting or other similar treatment of options or capital stock.

         ADDITIONAL PROGRAM FEATURES

         The 2002 Plan will also have the following features:

         - Limited stock appreciation rights may be granted to one or more officers or directors as part of their option grants under the discretionary option grant program. Options with this feature may be surrendered to us upon the successful completion of a hostile tender offer for more than 25% of our outstanding voting stock or a change in the majority of the Board through one or more contested elections. In return for the surrendered option, the optionee will be entitled to a cash payment from us in an amount per surrendered option share based upon the highest price per share of our common stock paid in the tender offer, or the fair market value per share of our common stock on the effective date of a change in the majority of the Board.

         - The Board may amend or modify the 2002 Plan at any time, subject to any required Shareholder approval. The 2002 Plan will terminate no later than the tenth anniversary of the adoption of the plan by the Board of Directors.

         FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended to be only a general description of the tax consequences of the 2002 Plan under the provisions of U.S. federal income tax law currently in effect and does not address any estate, gift, state, local or non-U.S. tax laws. U.S. federal income tax law is subject to change at any time, possibly with retroactive effect. Accordingly, each grantee should consult a tax advisor regarding his or her specific tax situation.

         INCENTIVE STOCK OPTIONS

         The grant of an incentive stock option does not give rise to federal income tax to the grantee. Similarly, the exercise of an incentive stock option generally does not give rise to federal income tax to the grantee, as long as the grantee is continuously employed by the Company from the date the option is granted until the date the option is exercised. This employment requirement is subject to certain exceptions. However, the exercise of an incentive stock option may increase the grantee's alternative minimum tax liability, if any.

         If the grantee holds the option shares for more than two years from the date the option is granted and more than one year from the date of exercise, any gain or loss recognized on the sale or other disposition of the option shares will be capital gain or loss, measured by the difference between the sales price and the amount paid for the shares by the grantee. The capital gain or loss will be long-term or short-term, depending on the grantee's holding period for the shares. If the grantee disposes of the option shares before the end of the required holding period, the grantee will recognize ordinary income at the time of the disposition equal to the excess, if any, of (i) the fair market value of the option shares at the time of exercise (or, under certain circumstances, the selling price, if lower) over (ii) the option exercise price paid by the grantee. Any additional amount received by the grantee would be treated as capital gain. Under current law, there is a maximum tax rate of 20% for long-term capital gains. The deductibility of capital losses is subject to certain limitations.

         The Company generally is not entitled to a tax deduction at any time with respect to an incentive stock option. If, however, the grantee does not satisfy the employment or holding period requirements described above, the Company will be allowed a deduction in an amount equal to the ordinary income recognized by the grantee, subject to certain limitations and W-2 reporting requirements. The Internal Revenue Service ("IRS") has indicated that it may require income and employment tax withholding with respect to such ordinary income and employment tax withholding with respect to the exercise of incentive stock options. The IRS intends to issue administrative guidance to clarify this issue. If withholding is required, the obligation will be satisfied by withholding from the grantee's wages or through payment by the grantee to the Company.

         NON-STATUTORY STOCK OPTIONS

         The grant of a non-statutory stock option generally does not result in federal income tax to the grantee. However, the grantee will recognize taxable ordinary income upon the exercise of a non-statutory option equal to the excess of the fair market value of the option shares on the exercise date over the option exercise price paid. Slightly different rules may apply to grantees who acquire stock under options subject to certain vesting requirements or who are subject to Section 16(b) of the Securities Exchange Act of 1934. With respect to employees, the Company is required to withhold income and employment taxes based on the amount of ordinary income recognized by the grantee.

         On the sale of the option shares, the grantee will recognize capital gain or loss in an amount equal to the difference between the sales price and the sum of the exercise price paid by the grantee for the shares plus any amount recognized as ordinary income upon the exercise of the option. The capital gain or loss will be long-term or short-term depending on the grantee's holding period for the shares.

         The Company will be allowed a tax deduction on the exercise of the option by the grantee, equal to the amount of ordinary income recognized by the grantee, subject to certain limitations and W-2 or 1099 reporting requirements.

         STOCK GRANTS

         The grantee will generally recognize taxable ordinary income on the receipt of a direct grant of stock from the Company. Slightly different rules may apply to grantees who are granted stock or share right awards which are subject to certain vesting requirements or who are subject to Section 16(b) of the Securities Exchange Act of 1934. The rules regarding the Company's entitlement to a tax deduction for the income recognized by the grantee and the Company's tax withholding obligations are similar to those discussed above for non-statutory stock options.

         CHANGE IN CONTROL

         In general, if the total payments to an individual that are contingent upon a "change in control" of the Company (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")), including payments under the 2002 Plan that vest upon a "change in control," equal or exceed three times the individual's "base amount" (generally, such individual's average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be non-deductible to the Company and the individual would be subject to a 20% excise tax on such portion of the payments.

         CERTAIN LIMITATIONS ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         Section 162(m) of the Code generally denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction attributable to stock options or stock grants). Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. Compensation attributable to stock options will qualify as performance-based compensation if the exercise price of the options is no less than the fair market value of stock on the date of grant, the options are granted by a compensation committee comprised solely of "outside directors" (as defined in the Treasury Regulations issued under Section 162(m)) and certain other requirements are met. Compensation attributable to stock grants or share right awards may also qualify as performance-based compensation if the stock's grant or vesting is based on the attainment of a performance goal and otherwise satisfies the standards for performance-based compensation.

         The 2002 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under
Section 401(a) of the Code.

PLAN BENEFITS

         The grant of awards under the 2002 Plan to employees, officers, board members and consultants including the Named Executive Officers, is subject to the discretion of the Board. As of the date of this proxy statement, there has been no determination made by the Board with respect to future discretionary awards to the Named Executive Officers, other officers, directors, employees or consultants under the 2002 Plan. Accordingly, future awards to such persons are not determinable.

         The following table sets forth the options to be received under the new 2002 Plan if it is approved by the Company shareholders by (a) the Named Executive Officers, (b) all current executive officers as a group (2 persons),
(c) all directors who are not executive officers as a group (3 persons), and (d) all employees, including all officers who are not executive officers, as a group (7 persons):

                                                                      Number of
Name and Position                               Dollar Value(a)($)      Units
-----------------                               ------------------    ---------
Roger S. Mertz                                      $ 54,000            7,500
    Chief Executive Officer
All current executive officers as a group           $ 57,600            8,000
    2 persons)
All Directors, who are not currently executive      $108,000           15,000
    officers, as a group (3 persons)
All employees including all officers who are        $  8,640            1,200
    not executive officers (7 persons)
----------
(a) Dollar value does not represent potential realizable value to the optionee, but was computed by multiplying the number of shares by the price of the last reported sale of the Company's Common Stock on the Nasdaq SmallCap Market on the date grants were approved by the Board of Directors.

                          MANAGEMENT RECOMMENDS A VOTE
                 "FOR" APPROVAL OF THE 2002 STOCK INCENTIVE PLAN


                                   PROPOSAL 3
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board has selected Grant Thornton LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending June 30, 2003. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from shareholders.

         The affirmative vote of the holders of a majority of the shares of common stock voting in person or by proxy on this proposal is required to ratify the appointment of the independent auditors.

                          MANAGEMENT RECOMMENDS A VOTE
           FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP.

         Arthur Andersen LLP served as our independent auditor for the fiscal year ended June 30, 2002. On July 10, 2002, upon the recommendation of the Audit Committee, the Board of Directors formally dismissed Arthur Andersen as our independent auditor for the fiscal year ended June 30, 2002, and retained Grant Thornton LLP. On July 10, 2002, we filed a Form 8-K reporting Arthur Andersen's dismissal and the engagement of Grant Thornton.

         Arthur Andersen's reports on our consolidated financial statements for each of the fiscal years ended June 30, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended June 30, 2001 and 2000 and through July 10, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with its reports on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         We provided Arthur Andersen with a copy of the foregoing disclosures. In accordance with Item 304T of Regulation S-K, no letter from Arthur Andersen acknowledging agreement with the foregoing disclosures was filed with the Securities and Exchange Commission.

         During the fiscal years ended June 30, 2001 and 2000 and through the date hereof, we did not consult with Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

AUDIT COMMITTEE REPORT

         THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT AS TO INFORMATION CONCERNING THE AUDITORS' ALLOCATION OF TIME AND FEES AND CONSIDERATION OF THEIR IMPACT (IF ANY) ON INDEPENDENCE AND TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

To the Board of Directors of SonomaWest Holdings, Inc.:

         Our Committee has reviewed and discussed with management of the Company and Grant Thornton LLP, the independent auditing firm of the Company, the audited financial statements of the Company as of June 30, 2002 (the "Audited Financial Statements"). In addition, we have discussed with Grant Thornton LLP the matters required by Codification of Statements on Auditing Standards No. 61.

         The Committee also has received and reviewed the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, and we have discussed with that firm its independence from the Company. We also have discussed with management of the Company and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

         Management is responsible for the Company's internal controls and the financial reporting process. Grant Thornton LLP is responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

         The Audit Committee has adopted a charter. Our securities are quoted on the Nasdaq SmallCap Market and are governed by its listing standards. All members of the Audit Commitment, with the exception of Mr. Hess, meet the independence standards under Rule 4200(a)(15) of the Marketplace Rules contained in the National Association of Securities Dealers Manual. Because Mr. Hess served as the Company's President, Chief Executive Officer and Chief Financial Officer until October 31, 2001 and because he receives separation payments in the amount of $12,500 per month from the Company pursuant to a separation agreement, Mr. Hess is not considered independent under Rule 4200(a)(15). However, in accordance with Rule 4350, the Board of Directors determined that the appointment of Mr. Hess to the Audit Committee was in the best interests of the Company and the shareholders based on his background and financial expertise.

                          FISCAL 2002 AUDIT FEE SUMMARY

         In 2001, the Company appointed Arthur Andersen LLP as its independent auditor for the fiscal year ended June 30, 2002. In conjunction with that appointment, Arthur Andersen LLP performed certain reviews and other services during the first three fiscal quarters ended March 31, 2002. On July 10, 2002, prior to commencement of the fiscal 2002 audit, the Company elected to dismiss Arthur Andersen LLP and retained Grant Thornton LLP to perform the fiscal 2002 audit. Accordingly, the Company incurred fees for reviews of its quarterly financial statements and other fees in connection with work performed by Arthur Andersen LLP through and including fiscal 2002 to July 10, 2002, and incurred fees in connection with the fiscal 2002 audit prepared by Grant Thornton LLP. The following is a description of those fees:

Audit and Quarterly Financial Statement Review Fees (Arthur Andersen LLP)       $84,000
Audit and Quarterly Financial Statement Review Fees (Grant Thornton LLP)        $40,000
Financial Information Systems Design and Implementation Fees                    $    -0-
All Other Fees (Grant Thornton LLP)                                             $ 6,006

         The Audit Committee of the Board of Directors has considered the effect that provision of the services described under "All Other Fees" may have on the independence of Grant Thornton LLP. These fees related primarily to privacy attestation and tax compliance. The Audit Committee has determined that provision of those services is compatible with maintaining the independence of Grant Thornton LLP as the Company's principal auditors.

         Based on the foregoing review and discussions and a review of the report of Grant Thornton LLP with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2002.

Members of the Audit Committee:
    Gary L. Hess
    Fredric Selinger
    David J. Bugatto

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal year ended June 30, 2002 all filing requirements applicable to its executive officers, directors, and greater than ten-percent beneficial owners were complied with except that Mr. Stapleton filed late one Form 5.

AVAILABILITY OF 10-K REPORT

THE COMPANY WILL FILE ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2002 WITH THE SECURITIES EXCHANGE COMMISSION ON OR BEFORE SEPTEMBER 30, 2002. A COPY OF THE REPORT, INCLUDING ANY FINANCIAL STATEMENTS AND SCHEDULES, AND A LIST DESCRIBING ANY EXHIBITS NOT CONTAINED THEREIN, MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER. THE EXHIBITS ARE AVAILABLE UPON PAYMENT OF CHARGES WHICH APPROXIMATE THE COMPANY'S COST OF REPRODUCTION OF THE EXHIBITS. REQUESTS FOR COPIES OF THE REPORT SHOULD BE SENT TO THE OFFICE OF THE CORPORATE SECRETARY AT THE MAILING ADDRESS OF THE COMPANY LISTED ON PAGE ONE OF THIS PROXY STATEMENT.

                                  OTHER MATTERS

         The Board of Directors presently knows of no other matter that may come before the Annual Meeting. If any other matters should properly come before the Meeting, however, the Board's proxy holders intend to vote on such matters in accordance with their best judgment.

                                        By Order of the Board of Directors



                                        Matthew J. Ertman
                                        SECRETARY

Dated:  October 1, 2002

                                   APPENDIX A

                                   SONOMAWEST
                                  HOLDINGS INC

                            2002 STOCK INCENTIVE PLAN


                                   ARTICLE ONE

                               GENERAL PROVISIONS

I.       PURPOSE OF THE PLAN

         This 2002 Stock Incentive Plan is intended to promote the interests of SonomaWest Holdings, Inc. (the "Corporation") by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the Service of the Corporation.

         Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.      STRUCTURE OF THE PLAN

         A. The Plan shall be divided into two separate equity programs:

                  -- the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock and stock appreciation rights; and

                  -- the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

         B. The provisions of Articles One and Four shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.     ADMINISTRATION OF THE PLAN

         A. The Plan shall be administered by the Board or an Option Committee appointed by the Board. Should administration of the Plan be vested in an Option Committee, any discretionary option grants or stock issuances to members of the Option Committee must be authorized and approved by a disinterested majority of the Board.

         B. Members of the Option Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time.

         C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and

Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

         D. Service on the Option Committee shall constitute service as a Board member, and members of such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Option Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

IV.      ELIGIBILITY

         A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                  (i) Employees,

                  (ii) Officers, members of the Board or the board of directors of any Parent or Subsidiary, and

                  (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

         B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine:
(i) with respect to the option grants or stock appreciation rights under the Discretionary Option Grant Program, which eligible persons are to receive grants, the time or times when such grants are to be made, the number of shares to be covered by each such grant, the status of a granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding; and
(ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

         C. The Plan Administrator shall have the absolute discretion either to grant options or stock appreciation rights in accordance with the Discretionary Option Grant Program or to effect stock issuances or grant share right awards in accordance with the Stock Issuance Program.

V.       STOCK SUBJECT TO THE PLAN

         A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed seventy-five thousand (75,000) shares. No one person participating in the Plan may receive stock options, direct stock issuances and share right awards for more than fifteen thousand (15,000) shares of Common Stock in the aggregate per calendar year.

         B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently canceled or repurchased by the Corporation at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. In addition, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced only by the net number of shares of Common Stock issued to the holder of such option or stock issuance, and not by the gross number of shares for which the option is exercised or which vest under the stock issuance. However, shares of Common Stock underlying one or more stock appreciation rights exercised under
Section V of Article Two of the Plan shall not be available for subsequent issuance under the Plan.

         C. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to: (i) the maximum number and/or class of securities issuable under the Plan; (ii) the number and/or class of securities for which any one person may be granted stock options, direct stock issuances and share right awards under this Plan per calendar year; and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

I.       OPTION TERMS

         Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to Incentive Options.

         A.  EXERCISE PRICE.

                  1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall become immediately due upon exercise of the option and may, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in one or more of the forms specified below:

                  (i) cash or check made payable to the Corporation, or

                  (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                  (iii) to the extent the sale complies with all applicable laws relating to the regulation and sale of securities, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to: (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise; and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

         Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

         C. EFFECT OF TERMINATION OF SERVICE.

                  1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                  (i) Subject to subparagraph (iv) below, any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option.

                  (ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution or by the Optionee's designated beneficiary or beneficiaries of that option.

                  (iii) Except as otherwise determined in the discretion of the Plan Administrator either at the time the option is granted or at any time the option remains outstanding, should the Optionee's Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while one or more options granted to the Optionee under this Article Two are outstanding, then all those options shall terminate immediately and cease to be outstanding.

                  (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                  2. The Plan Administrator shall have complete discretion, either at the time an option is granted or at any time while the option remains outstanding, to:

                  (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                  (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

         D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

         E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the purchase price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

         F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options shall be subject to the same limitation, except that a Non-Statutory Option may be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's Immediate Family or to a trust established for the exclusive benefit of Optionee or one or more members of the Optionee's Immediate Family or to the Optionee's former spouse, to the extent such assignment is in connection with Optionee's estate plan or pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

II.      INCENTIVE OPTIONS

         The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to the terms of this Section II.

         A. ELIGIBILITY. Incentive Options may only be granted to Employees.

         B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

         C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

         D. FAILURE TO QUALIFY AS INCENTIVE OPTION. To the extent that any option governed by this Plan does not qualify as an Incentive Option by reason of the dollar limitation described in Section II.C of Article Two or for any other reason, such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

         E. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

III.     CANCELLATION AND REGRANT OF OPTIONS

         The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

IV.      CHANGE IN CONTROL/HOSTILE TAKE-OVER

         A. No option outstanding at the time of a Change in Control shall become exercisable on an accelerated basis if and to the extent: (i) that option is, in connection with the Change in Control, assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. However, if none of the foregoing conditions are satisfied, then each option outstanding at the time of the Change in Control but not otherwise exercisable for all the shares of Common Stock at that time subject to such option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock.

         B. All of the Corporation's outstanding repurchase rights under the Discretionary Option Grant Program shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or

(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

         C. Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control transaction.

         D. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to: (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same; (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan; and (iii) the maximum number and/or class of securities for which any one person may be granted options, direct stock issuances and share right awards under the Plan per calendar year. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

         E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Change in Control, become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis and may be exercised for any or all of such shares as fully vested shares of Common Stock, whether or not those options are to be assumed or otherwise continued in full force and effect or replaced with a cash incentive program pursuant to the express terms of the Change in Control transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall immediately terminate at the time of such Change in Control and shall not be assignable to the successor corporation (or parent thereof), and the shares subject to those terminated rights shall accordingly vest in full at the time of such Change in Control.

         F. The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall vest and become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen
(18) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully vested shares of Common Stock until the expiration or sooner termination of the option term. In addition, the Plan Administrator may structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall immediately terminate with respect to any shares of Common Stock held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

         G. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Hostile Take-Over, vest and become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis and may be exercised for any or all of such shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Hostile Take-Over, and the shares subject to those terminated rights shall thereupon immediately vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation's outstanding repurchase rights under such program upon the Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Hostile Take-Over. Each option so accelerated shall remain exercisable for fully vested shares of Common Stock until the expiration or sooner termination of the option term.

         H. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take-Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

         I. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

V.       STOCK APPRECIATION RIGHTS

         The Plan Administrator may, subject to such conditions as it may determine, grant to selected Optionees stock appreciation rights which will allow the holders of those rights to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of: (A) the Option Surrender Value of the number of shares for which the option is surrendered; over (B) the aggregate exercise price payable for such shares. The distribution may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM

I.       STOCK ISSUANCES

         Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

II.      STOCK ISSUANCE TERMS

         A.       PURCHASE PRICE.

                  1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date.

                  2. Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                  (i) cash or check made payable to the Corporation, or

                  (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

         B.       VESTING PROVISIONS.

                  1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals. Upon the attainment of such performance goals, fully vested shares of Common Stock shall be issued upon satisfaction of those share right awards.

                  2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to: (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock; and
         (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                  3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                  4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness but not including services rendered by the Participant), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

                  5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

                  6. Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals or Service requirements have not been attained.

III.     CHANGE IN CONTROL/HOSTILE TAKE-OVER

         A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

         B. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part upon the occurrence of a Change in Control and shall not be assignable to the successor corporation (or parent thereof), and the shares of Common Stock subject to those terminated rights shall immediately vest in full at the time of such Change in Control.

         C. The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, upon the Involuntary Termination of the Participant's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those repurchase rights do not otherwise terminate.

         D. The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part upon the occurrence of a Hostile Take-Over, and the shares of Common Stock subject to those terminated rights shall immediately vest in full at the time of such Hostile Take-Over.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

I.       FINANCING

         The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.      SHARE ESCROW/LEGENDS

         Unvested shares issued under the Plan may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

III.     TAX WITHHOLDING

         A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

         B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                  1. Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the amount of the Taxes (not to exceed one hundred percent (100%) of such Taxes) to be satisfied in such manner as designated by the holder in writing; or

                  2. Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the amount of the Taxes (not to exceed one hundred percent (100%) of such Taxes) to be satisfied in such manner as designated by the holder in writing.

IV.      EFFECTIVE DATE AND TERM OF THE PLAN

         A. The Plan shall become effective immediately upon the Plan Effective Date. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

         B. The Plan shall terminate upon the EARLIEST of (i) the tenth anniversary of the Plan Effective Date, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

V.       AMENDMENT OF THE PLAN

         A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

         B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained any required approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically canceled and cease to be outstanding.

VI.      USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VII.     REGULATORY APPROVALS

         A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

         B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of the Nasdaq SmallCap Market (or any stock exchange, if applicable) on which Common Stock is then quoted for trading.

VIII.    NO EMPLOYMENT/SERVICE RIGHTS

         Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

IX.      SECTION 162(M)

         It is the intent of the Corporation that any options granted under the Plan to a "covered employee" (as that term is defined in Section 162(m) of the Code) with an exercise price of not less than the Fair Market Value per share of Common Stock on the date of grant shall qualify as "qualified performance-based compensation" (within the meaning of Treas. Reg. ss. 1.162-27(e)) and the Plan shall be interpreted consistently with such intent. In furtherance of the foregoing, if and to the extent that the Corporation intends that an option granted under the Plan to any covered employee shall qualify as qualified performance-based compensation, all decisions regarding the grant of such option shall be made only by members of the Committee who qualify as "outside directors" within the meaning of Treas. Reg. ss. 1.162-27(e)(3).



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                    APPENDIX

         The following definitions shall be in effect under the Plan:

         A. BOARD shall mean the Corporation's Board of Directors.

         B. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

                  (i) a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

                  (ii)  a  sale,   transfer  or  other  disposition  of  all  or
substantially all of the Corporation's assets; or

                  (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board recommends such stockholders accept;

                  PROVIDED, however, the Plan Administrator shall have the discretionary authority to determine that a transaction or series of transactions does not constitute a Change in Control. Such determination by the Plan Administrator shall govern notwithstanding the fact that the determination is contrary to paragraphs (i) through (iii) set forth above.

         C. CODE shall mean the Internal Revenue Code of 1986, as amended.

         D. COMMON STOCK shall mean the Corporation's common stock.

         E. CORPORATION shall mean SonomaWest Holdings, Inc., a California corporation, and its successors.

         F. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

         G. EMPLOYEE shall mean an "employee" of the Corporation (or any Parent or Subsidiary), within the meaning of Section 3401(c) of the Code and the regulations thereunder.

         H. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

         I. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the Nasdaq SmallCap Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq SmallCap Market or any successor system.



                                    APPENDIX

If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         J.  HOSTILE TAKE-OVER shall mean:

                  (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                  (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either: (a) have been Board members continuously since the beginning of such period; or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time the Board approved such election or nomination.

         K. IMMEDIATE FAMILY shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

         L.  INCENTIVE   OPTION  shall  mean  an  option  which   satisfies  the
requirements of Code Section 422.

         M. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                  (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                  (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility or the level of management to which Optionee reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

         N. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or



                                    APPENDIX
any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

         O. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

         P. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         Q. OFFICER shall mean any person serving as the president, chief executive officer, chief financial officer, chief operating officer, treasurer, secretary or in any other managerial or administrative capacity for the Corporation or a Parent or Subsidiary of the Corporation, as determined in the Administrator's discretion.

         R.  OPTION  COMMITTEE  shall  mean  the  committee  of two  (2) or more
non-employee   Board  members   appointed  by  the  Board  to   administer   the
Discretionary Option Grant and Stock Issuance Programs.

         S. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant Program.

         T. OPTION SURRENDER VALUE shall mean the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation or, in the event of a Hostile Take-Over, effected through a tender offer, the highest reported price per share of Common Stock paid by the tender offer or in effecting such Hostile Take-Over, if greater. However, if the surrendered option is an Incentive Option, the Option Surrender Value shall not exceed the Fair Market Value per share.

         U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         V. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

         W. PLAN shall mean the Corporation's 2002 Stock Incentive Plan, as set forth in this document.

         X. PLAN ADMINISTRATOR shall mean the particular entity, whether the Option Committee or the Board, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         Y. PLAN EFFECTIVE DATE shall mean the date on which the Plan was adopted by the Board.

         Z. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.


                                    APPENDIX

         AA. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, Officer, member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         BB. SHORT TERM FEDERAL RATE shall mean the federal short-term rate in effect under Section 1274(d) of the Code for the period the shares were held in escrow.

         CC. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

         DD. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

         EE. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

         FF. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         GG. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         HH. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).







                                    APPENDIX
                                       -4-

                            SONOMAWEST HOLDINGS, INC.
                             2064 Highway 116 North
                          Sebastopol, California 95472

                                      PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Roger S. Mertz and David J. Bugatto, or either of them, with full power of substitution, as Proxies of the undersigned to attend the Annual Meeting of Shareholders of SonomaWest Holdings, Inc. to be held on Wednesday, October 30, 2002 at 10:00 a.m., local time, at 333 Bush Street, 17th Floor, San Francisco, California 94104, and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as indicated below.

1. Election of four directors to serve until the 2003 Annual Meeting of Shareholders or until their respective successors are elected and qualified.

    |_| FOR all nominees listed below             |_| WITHHOLD AUTHORITY
        (except as marked to the contrary below)      to vote for all nominees
                                                      listed below
        (Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)
          Roger S. Mertz; Gary L. Hess; Fredric Selinger; David J. Bugatto

2.  Approval of the SonomaWest Holdings, Inc. 2002 Stock Incentive Plan

    |_| FOR APPROVAL           |_| AGAINST APPROVAL          |_| ABSTAIN

3. Approval of appointment of Grant Thornton LLP as independent auditors for the fiscal year ending June 30, 2003.

    |_| FOR the appointment    |_| AGAINST the  appointment  |_| ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

The undersigned hereby acknowledge receipt of (a) the Notice of Annual Meeting of Shareholders to be held October 30, 2002, (b) the accompanying Proxy Statement, and (c) the Annual Report of the Company for the fiscal year ended June 30, 2002.


                              This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR proposals one, two, three and four.

                              Please sign exactly as signature appears on this proxy card. Executors, administrators, traders, guardians, attorneys-in-fact, etc. should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If stock is registered in two names, both should sign.

                              Dated:                , 2002
                                     ---------------

                              --------------------------------------------------
                                                 Signature

                              --------------------------------------------------
                                                 Signature